UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 23, 2015

US Nuclear Corp.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-54617	45-4535739
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

7051 Eton Avenue

Canoga Park, CA 91303

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(818) 883-7043

(ISSUER TELEPHONE NUMBER)

 N/A

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On November 23, 2015, the majority shareholder, who is also the President, CEO and Chairman of the Board of Directors of the Registrant approved to engage Tech Associates Inc. as its corporate advisor. The term is for three months. Compensation is 175,000 shares of restricted common stock with piggyback registration rights on any registration statement, payable as of the effective date of the Agreement. Parallel to this Agreement, the President of Tech Associates Inc., who is also a shareholder in the Registrant, has entered into a Stock Sale Deferment Agreement to discontinue all stock sales effective immediately pursuant to the term coverage of the Consulting Agreement.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits:

Exhibit No.	Document
10.3	Consulting Agreement Tech Associates Inc.
10.4	Stock Sale Deferment Agreement.

  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

US Nuclear Corp

	By:	/s/ Robert Goldstein
President, Chief Executive Officer, Chairman of the Board of Directors

	By:	/s/ Rachel Boulds
Chief Financial Officer and Secretary

Date:  November 24, 2015

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